Exhibit 99.1
Wheels Up Announces Changes to Board of Directors
Delta CFO Erik Snell to Join the Board, Replacing Delta COO Dan Janki
Timothy Armstrong to Retire from the Board at the 2026 Annual Meeting of Stockholders and Roger Farah Expected to be Nominated for Election
ATLANTA, April 24, 2026 /PRNewswire/ – Wheels Up Experience Inc. (NYSE: UP) (“Wheels Up” or the “Company”) today announced that Erik Snell, Executive Vice President and Chief Financial Officer of Delta Air Lines, Inc. (“Delta”) has been appointed to the Company’s Board of Directors (the “Board”) as a Delta designee, replacing Dan Janki, Executive Vice President and Chief Operating Officer of Delta. Mr. Snell previously served on the Board from July 2021 to September 2023.
In addition, Timothy Armstrong, after serving two successive three-year terms as an independent director since Wheels Up became a publicly traded company, will not stand for reelection following his current term, which will end at the Company’s next annual meeting of stockholders in June (the “Annual Meeting”). The Company’s Board currently expects to nominate Roger Farah, a highly respected leader with more than four decades of experience across luxury, retail, and consumer brands, for election at the Annual Meeting to succeed Armstrong.
“I’m thrilled to welcome Erik back to the Wheels Up Board,” said George Mattson, Wheels Up’s Chief Executive Officer. “Erik’s appointment further underscores the continued strength of our strategic partnership with Delta Air Lines, and Delta’s commitment to supporting Wheels Up’s continued transformation and long-term growth. I would also like to thank Dan and Tim for their years of service and meaningful contributions to Wheels Up. Their leadership and guidance have been instrumental during a period of significant transformation of our business.”
Prior to being named Chief Financial Officer of Delta, Snell held a number of senior leadership roles across the organization, including Executive Vice President – Chief Customer Experience Officer. He also previously served as President of Delta Private Jets prior to its acquisition by Wheels Up, as well as on the Wheels Up Board as a Delta designee from July 2021 to September 2023. Janki’s departure reflects his recent appointment as Delta’s Chief Operating Officer, prior to which he served as Delta’s Chief Financial Officer.
Farah, whose deep leadership experience includes roles as Chairman of the Board of Tiffany & Co., Co-Chief Executive Officer of Tory Burch, and President and Chief Operating Officer of Ralph Lauren, is expected to be nominated for election to the Board at the Annual Meeting to fill the Board seat currently occupied by Armstrong. Farah also served as a director of Aetna from 2007 until its merger with CVS Health in 2018 and expects to end his tenure as a director of CVS Health in May, where he previously served as Executive Chair of the Board and Independent Chair of the Board. He is also currently a director of The Progressive Corporation and brings decades of public company director experience to his new role on the Wheels Up board.
“Roger has extensive operating experience building and scaling premium brands that we believe will be invaluable as we continue to establish Wheels Up as a premium private aviation solutions platform, in addition to being a seasoned director with deep governance experience,” added Adam Zirkin, Chairman of the Board. “We look forward to benefiting from his strategic perspective as we continue to execute on our transformation plan.”
The Company anticipates filing a Current Report on Form 8-K and its definitive proxy statement on Schedule 14A for the Annual Meeting (the “Definitive Proxy Statement”) with the U.S. Securities and Exchange Commission (“SEC”) on April 24, 2026, substantially concurrently with the issuance of this press release, which are expected to contain, among other things, biographical information about Snell and Farah, and information about the Annual Meeting.

About Wheels Up
Wheels Up is a leading global provider of on-demand private aviation with a large, diverse fleet and a network of safety-vetted charter operators, all committed to safety and service. Customers access charter and membership programs and premium commercial travel benefits through a strategic partnership with Delta Air Lines. Wheels Up also provides cargo services to a range of clients, including individuals and government organizations, via Air Partner Cargo. With the Wheels Up app and website, members can easily search, book, and fly. For more information, visit www.wheelsup.com.
Important Additional Information and Where to Find It
As referenced in this press release, the proposal related to the anticipated nomination of, among others, Mr. Farah for election to the Board of Wheels Up at the Annual Meeting (such proposal, the “Director Election Proposal”) will need to be voted upon by Wheels Up’s stockholders at the Annual Meeting, and Wheels Up intends to mail or otherwise make available a definitive proxy statement relating to, among other things, the Director Election Proposal. This communication does not contain all the information that should be considered concerning the Director Election Proposal, and is not intended to form the basis of any voting decision, investment decision or any other decision in respect of the Director Election Proposal. WHEELS UP’S STOCKHOLDERS ARE ADVISED TO READ THE DEFINITIVE PROXY STATEMENT (WHEN IT BECOMES AVAILABLE) AND ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC IN CONNECTION WITH THE DIRECTOR ELECTION PROPOSAL, AS THESE MATERIALS WILL CONTAIN IMPORTANT INFORMATION ABOUT THE DIRECTOR ELECTION PROPOSAL AND OTHER PROPOSALS TO BE PRESENTED FOR VOTE AT THE ANNUAL MEETING. Wheels Up’s stockholders will also be able to obtain copies of such definitive proxy statement and other documents filed with the SEC, without charge, once available, at the SEC’s website at www.sec.gov. Copies will also be available at no charge at Wheels Up’s Investor Relations website at https://investors.wheelsup.com/financials/sec-filings/default.
Participants in the Solicitation
Wheels Up and its directors, officers and employees may be deemed participants in the solicitation of proxies from Wheels Up’s stockholders with respect to the matters to be voted on at the Annual Meeting, including the Director Election Proposal. A list of the names of those directors, officers and employees and a description of their interests in Wheels Up is contained in Wheels Up’s filings with the SEC, including in Wheels Up's Annual Report on Form 10-K for the year ended December 31, 2025 filed with the SEC on March 10, 2026, which is available free of charge at the SEC’s website at www.sec.gov and Wheels Up’s Investor Relations website at https://investors.wheelsup.com/financials/sec-filings/default. Additional information regarding the interests of such participants will be contained in the definitive proxy statement for the matters to be voted on at the Annual Meeting, including the Director Election Proposal, when available.
Cautionary Note Regarding Forward-Looking Statements
This press release contains certain “forward-looking statements” within the meaning of the federal securities laws. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to known and unknown risks, uncertainties, assumptions, and other important factors, many of which are outside of the control of Wheels Up. These forward-looking statements include, but are not limited to, statements regarding the expectations, hopes, beliefs, intentions or strategies of Wheels Up regarding the future, including, without limitation: (i) the impact of changes or potential changes in the composition of the Board and Wheels Up’s future plans, strategies and expectations; and (ii) the outcome of the vote on any stockholder voting proposal at the Annual Meeting, including the election of directors. The words “anticipate,” “believe,” “can,” “continue,” “could,” “estimate,” “expect,” “future,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “strive,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that statement is not forward-looking. Factors that could cause actual results to differ materially from those expressed or implied in forward-

looking statements can be found in Wheels Up's Annual Report on Form 10-K for the year ended December 31, 2025 filed with the SEC on March 10, 2026 and the Company's other filings with the SEC from time to time. You are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. Except as required by law, Wheels Up does not intend to update any of these forward-looking statements after the date of this press release.
Contacts
Investors:
ir@wheelsup.com
Media:
press@wheelsup.com
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